UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): December 6, 2004

COINSTAR, INC.

(Exact name of registrant as specified in charter)

Delaware	000-22555	94-3156448
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

COINSTAR, INC.

1800 – 114th Avenue SE

Bellevue, Washington 98004

(Address of principal executive offices) (Zip Code)

(425) 943-8000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Item

Coinstar, Inc. is filing as an exhibit to this current report on Form 8-K the contract listed in Exhibit 10.1 below. Coinstar, Inc.’s subsidiary, American Coin Merchandising, Inc. (“ACMI”), leases a building in Louisville, Colorado from FCF Properties, LLC. Randall J. Fagundo, the president of ACMI, is a member of FCF Properties, LLC.

Item 9.01. Financial Statements and Exhibits

(c) Exhibits.

10.1	Industrial Building Lease dated October 24, 2002, by and between FCF Properties, LLC and American Coin Merchandising, Inc., as amended June 6, 2003

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

COINSTAR, INC.

By:	/s/ David W. Cole
David W. Cole
Chief Executive Officer

Dated: December 6, 2004

INDEX TO EXHIBITS

10.1	Industrial Building Lease dated October 24, 2002, by and between FCF Properties, LLC and American Coin Merchandising, Inc., as amended June 6, 2003